SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              October 26, 1995


        BANYAN SHORT TERM INCOME TRUST
(Exact name of Registrant as specified in its charter)



   Massachusetts                     1-8820                     36-6801275
(State of or other             (Commission File                  (IRS Employer
 jurisdiction of                    Number)                    Identification
 incorporation)                                                    Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                     60606
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code              (312) 553-9800

ITEM 5.OTHER INFORMATION

      On August 17, 1995, the Board of Trustees (the "Trustees") of Banyan Short Term Income Trust (the "Trust" or the "Registrant") authorized management to prepare a Plan of Termination and Liquidation (the "Plan") of the Trust including plans for disposing of the Trust's remaining assets and distributing the net cash proceeds to the shareholders. On October 26, 1995 the Trustees unanimously approved the Plan, a copy of which is attached hereto as an exhibit.

      A review of the Trust's business plan which led to the consideration and ultimately the adoption of the Plan was triggered by the Trust's release of its mortgage on the Boca Raton Golf and Tennis Club on February 22, 1995 for approximately $4,500,000 and the sale of its interest in the Boca Raton Marina Parcel on September 21, 1995 for approximately $13.9 million net of closing costs. In addition to terminating the Trust, the Trustees evaluated three other alternatives: (i) continuing operations as a real estate investment trust; (ii) a secondary offering; or (iii) merger.

      Continued operations as a real estate investment trust. Management analyzed internally generated financial projections, which contained leverage and internal growth assumptions, in order to assess the viability of continuing the Trust in its present form without the infusion of any addition capital. The Trustees concluded that the Trust, with its existing equity base and expense structure, would not generate enough net income, upon reinvestment of the Boca proceeds and cash reserves to support a market price per share in excess of the anticipated liquidation value per share of the Trust.

      Secondary Offering; Merger. Management also reviewed the following two alternatives: (i) a secondary offering; or (ii) a merger. The Trustees concluded that the Trust would not be a candidate for a secondary offering due to the Trust's small asset base and lack of income generating properties. The Trust also considered locating a merger partner that would contribute
additional management depth and real estate assets.   Management hired an
investment banker to locate potential merger candidates and conducted discussions with various entities but was unable to locate a suitable merger candidate.

      Based on these findings, the Trustees concluded that termination of the Trust would be the best strategy to maximize shareholder value.

      Pursuant to the Plan, the Trustees will proceed to wind-up and terminate the Trust's affairs. The terms and conditions upon which the Trust's termination will take place and the procedures that will be followed are described in greater detail herein and in the Plan. The Plan does not contemplate the distribution to the shareholders of the Trust (the "Shareholders") of securities or other property in kind and, therefore, the Trustees will not seek Shareholder approval of the Plan.

      The Trust currently has ownership interests in three assets. First, the Trust is a general partner of, and has a 50% interest in, the VST/VMIF Oakridge Partnership (the "Oakridge Partnership"). The Oakridge Partnership owns two adjacent parcels of real estate in Hollywood and Dania, Florida. The first parcel of approximately 180 acres is subject to a contract to purchase with an unaffiliated third party. Management believes that the sale of this first parcel will be completed by December 31, 1995. The second parcel is comprised of thirty acres, twenty-five acres of which are zoned for multi-family housing (the "Multi-Family Parcel"), and five acres of which are zoned for retail usage (the "Retail Parcel"). The Oakridge Partnership has entered into a contract with an unaffiliated third party for sale of the Multi-Family Parcel and anticipates closing the sale before the end of the first calendar quarter of 1996. Although the Oakridge Partnership is negotiating with several unaffiliated third parties, no agreement has been executed for sale of the Retail Parcel.

      Second, the Trust is a general partner of, and has a 75% interest in, a general partnership which is completing the development and sale of townhomes (the "Dearborn Park Partnership"). As of the date of this Report, the Dearborn Park Partnership has sold 108 of 117 available townhome units. Management believes that the remaining units will be sold by the end of the first calendar quarter of 1996. The Trust may, however, incur liabilities (in its capacity as a general partner) for up to one year after the sale of each unit in connection with warranties given by the Dearborn Park Partnership on the sale of each unit.

      Third, the Trust owns a 3.97% interest in a liquidating trust established by VMS Realty Partners (the "Partners Liquidating Trust"). The Partners Liquidating Trust owns assets contributed to it by VMS Realty Partners. The assets generally consist of subordinated debt instruments and unsecured notes. The Trust has never ascribed a carrying value (beyond the cash initially held by the Partners Liquidating Trust) to this interest since the timing and amount, if any, of recoveries from the Trust have been and continue to be very uncertain. The Trust has previously received distributions totalling $862,000 from the Partners Liquidating Trust. As of September 30, 1995, the Trust's share of the Partners Liquidating Trust cash assets was $20,000. Future distributions, if any, will be at the sole discretion of Partners Liquidating Trust.

      As part of winding-up the affairs of the Trust, the Trustees will collect the Trust's assets and sell, convey, assign, exchange or otherwise dispose of the Trust Estate (as defined in the Declaration). After paying or adequately providing for the payment of the Trust's liabilities and upon the receipt of any indemnities or other protections deemed necessary, the Trustees will cause the distribution of the remaining Trust Estate (which should consist entirely of cash) to the Shareholders, pro rata, according to the number of shares of beneficial interest (the "Shares") held by each Shareholder. In the event liabilities arise subsequent to a distribution to the Shareholders, a creditor could assert claims against the Shareholders on a pro rata basis to the extent of the distribution received by the Shareholders.

      The Trustees currently anticipate that this winding-up process will take approximately twelve months. There can be no assurance, however, that changed circumstances will not result in a lengthier winding-up period. During this winding-up period, the Trust will continue to incur ongoing operating expenses. These expenses will reduce the proceeds distributable to the Shareholders. The Trustees will attempt to minimize these expenses by disposing of assets and providing for liabilities in a manner which, in good faith, they believe will best maximize Shareholder value.


SUMMARY OF THE PLAN

The Plan grants the Trustees complete authority to execute all documents and to take all other actions as they in their discretion deem necessary or appropriate to effect the winding-up and termination of the Trust.

The summary of the Plan set forth below describes in general terms certain material provisions of the Plan and is qualified in its entirety by reference to the Plan.

Effect on Trading and Registration

The Shares are currently listed for trading on the American Stock Exchange and will continue to be transferable, subject to current restrictions on transferability, until a date just prior to the record date for any final distribution (the "Stop Trading Date"). The Trust intends to close its stock transfer books permanently on a date no later than the Stop Trading Date. Before the Stop Trading Date, the Trust will issue a press release and notify all Shareholders and the American Stock Exchange of the Trust's intentions to cease all trading effective on the Stop Trading Date.

The Shares will remain registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust will continue to comply with the reporting and proxy solicitation requirements, if necessary, of the Exchange Act and furnish reports to its Shareholders until such time as the Trust is no longer subject to registration and reporting requirements under the Exchange Act.

Continued Existence and Operations

The Trust shall continue its existence in accordance with the Plan and the Declaration but shall not carry on any business except as appropriate to wind-up and terminate its business and affairs, including converting its remaining assets to cash, discharging or making provision for discharging its liabilities, distributing proceeds among the Shareholders, pro rata according to the number of Shares held by each Shareholder, and performing every other act necessary or appropriate to wind-up and terminate the Trust's business and affairs.



The Trustees are authorized to hire and terminate all officers, employees, agents, attorneys, accountants, advisors, and others as they may deem appropriate and to fix the compensation and other terms of employment or engagement of such parties.


Provision for Liabilities

The Trustees will notify all parties with known claims against the Trust of the Trust's termination and establish a date by which the claim(s) of such creditors must be filed with the Trust. The Trustees will then cause the Trust to pay or satisfy, or make reasonable provision to pay or satisfy, all Trust liabilities, debts and obligations, including all contingent, conditional, or unmatured liabilities (collectively the "Liabilities"), in the manner and amounts determined by the Trustees.

Distributions to Shareholders

The Trustees will cause the Trust to make distributions to Shareholders at such times and on such terms as are determined by the Trustees in their sole discretion. Distributions to the Shareholders will be made through a distribution agent at such times and on such terms as are determined by the Trustees. Shareholders will have no right to any distribution unless and until declared by the Trustees. Only persons owning Shares on the record date(s) to be declared by the Trustees will be entitled to distribution(s). The Trustees anticipate causing a distribution to be made early in the first quarter of 1996 and a final distribution approximately twelve months from the date hereof. The amount of any distributions will depend upon the amounts deemed necessary by the Trustees to pay or adequately provide for the Trust's Liabilities and the cost of continuing compliance, general and administrative and other expenses of terminating the Trust (collectively, the "Expenses"). There can be no assurance that these Liabilities and Expenses will not exceed the Trust's current estimates and hence reduce the amounts currently projected as available for distribution to the Shareholders. Upon paying or adequately providing for the payment of all Liabilities and Expenses, and upon receipt of any releases, indemnities and refunding agreements deemed necessary by the Trustees, the Trustees will determine a record date and distribution date for payment of a final distribution to the Shareholders. The Trustees will not be authorized to cause the distribution to the Shareholders of securities or other property in kind without the vote or consent of the holders of two-thirds of the outstanding Shares.

Potential Shareholder Liability

The Plan contemplates that distributions will be made to the Shareholders only to the extent that assets are available for distribution following payment or provision for all Liabilities and Expenses as discussed above. If Liabilities and Expenses, however, arise following a distribution to the Shareholders, a creditor could assert claims against the Shareholders on a pro rata basis to the extent of the distribution received by Shareholders.

Procedures for Termination of Trust

Following the final distribution, the Trustees will execute and lodge among the records of the Trust an instrument in writing, substantially in the form of Exhibit A to the Plan, setting forth the fact of termination of the Trust, and in accordance with Section 9.1.2. of the Declaration of Trust, the Trustees will thereupon be discharged from all further liabilities and duties with respect to the Trust, and the rights and interests of the Shareholders will cease with respect to the Trust.

Interests of Certain Persons

Mr. Leonard G. Levine serves as President of the Trust pursuant to an employment agreement (the "Employment Agreement"). According to the terms of the Employment Agreement, if Mr. Levine is terminated without cause, and no change of control (as defined in the Employment Agreement) has occurred, as will be the case when the Trust is terminated, Mr. Levine will receive a severance payment equal to one year's salary plus all incentive compensation earned through the date of his termination, plus an amount equal to the full cost of continuing Mr. Levine's health benefits for one year. Banyan Management Corp., which performs certain administrative and accounting services on behalf of the Trust, will be entitled to a "termination fee" equal to $160,000 upon the filing of the "Certification of Dissolution, Discharge of Trustees and Termination of Shareholders' Rights and Interests in Banyan Short Term Income Trust."


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS



      Exhibit Number                      Document Description

            (2)                           Plan of Liquidation/Termination



                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 1, 1995                         BANYAN SHORT TERM INCOME TRUST
                                                 (Registrant)


                                    By:   /s/   Joel L. Teglia
                                          Joel L. Teglia
                                    Its:  Chief Financial and Accounting
Officer










                              EXHIBIT NUMBER (2)
                      PLAN OF TERMINATION/LIQUIDATION OF
                        BANYAN SHORT TERM INCOME TRUST




                      PLAN OF TERMINATION/LIQUIDATION OF
                        BANYAN SHORT TERM INCOME TRUST


      On October 26, 1995, the Board of Trustees (the "Trustees") of Banyan Short Term Income Trust, (formerly known as VMS Short Term Income Trust) a Massachusetts business trust (the "Trust") unanimously approved this Plan of Termination/Liquidation (the "Plan") and determined to terminate the Trust and wind-up its affairs in accordance with the Trust's Fifth Amended and Restated Declaration of Trust, as amended from time to time, (the "Declaration"), the Trust's Trustees' Regulations and the laws of the Commonwealth of Massachusetts. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Declaration.

      1. TERMINATION PERIOD; CONTINUED EXISTENCE. The Trustees shall continue the Trust's existence but shall not carry on any business except as appropriate to wind-up and terminate the Trust's business and affairs including the actions specified in Section 2 hereof. All of the powers of the Trustees currently granted under the Declaration shall continue until the wind-up and liquidation has been completed. The date upon which the Trust's existence is terminated and the records of the Company are closed shall be referred to herein as the "Termination Date."

      2. ACTIONS AUTHORIZED; MANAGEMENT AND DISPOSITION ASSETS. In connection with the termination of the Trust, the Declaration specifically empowers the Trustees to fulfill or discharge the contracts of the Trust, collect the Trust assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay the Trust's liabilities and do all other acts appropriate to wind-up the Trust's business. While winding-up the Trust's affairs, the Trustees shall be authorized to take the following actions, all as may be deemed necessary or appropriate in the discretion of the Trustees:

            (i) Collection, Sale or Distribution of Assets. The Trustees shall cause management of the Trust to collect, sell, exchange, convey, transfer or otherwise dispose of (including, without limitation, by consummating any such transaction for disposal of assets pursuant to an agreement entered into prior to approval of the Plan) all of the Trust's assets upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property as the Trustees deem to be in the best interest of the Trust and its Shareholders.

            (ii) Provisions for Liabilities. The Trustees shall cause management of the Trust to pay or satisfy, or as determined by the Trustees, make reasonable provision to pay or satisfy, all of the Trust's liabilities, debts and obligations including all contingent, conditional or unmatured liabilities (collectively the "Liabilities"), in the manner and in the amounts determined by the Trustees.

            (iii) Payment for Services and Expenses. In connection with and for the purpose of implementing and carrying out the purposes of this Plan, the Trustees may cause the Trust to pay any and all costs of continuing regulatory compliance and general and administrative expenses of the Trust, including, but not limited to, all agency, legal, accounting and other fees and expenses of persons rendering services to the Trust (the "Expenses").

            (iv) Distributions to Shareholders. After paying or adequately providing for the payment of all Liabilities and Expenses, and upon receipt of any releases, indemnities and refunding agreements deemed necessary by the Trustees, the Trustees shall cause the Trust to distribute the assets of the Trust among the Shareholders, pro rata, according to the number of Shares held by each Shareholder; provided, however, that the Trustees shall not be authorized to cause the distribution to the Shareholders of securities or other property in kind without the vote or consent of the holders of two-thirds of the outstanding Shares. Distributions to the Shareholders will be made through a distribution agent (the "Distribution Agent") at such times and on such terms as are determined by the Trustees. Shareholders shall have no right to any distribution unless and until declared by the Trustees. Only persons owning Shares on the record date(s) to be declared by the Trustees will be entitled to distributions.

                 Following the final distribution, the Trust will close its transfer books and other records at the close of business on a date determined by the Trustees and thereafter certificates representing Shares shall not be assignable or transferable on the Trust's books.

            (v) Trading of Shares. At any time prior to the record date for the final distribution to the Shareholders, the Trustees may, if they deem such action to be in the best interests of the Trust and the Shareholders, cause the Shares to be delisted from trading on the American Stock Exchange or completely prohibit the transfer of Shares if and to the extent permitted by law (the "Stop Trading Date"). The Trust shall send notice of the Stop Trading Date in advance of such date to all Shareholders and other persons as the Trust deems advisable.

            (vi) Engagement of Agents; Compensation. In connection with carrying out the actions authorized by this Plan, the Trustees may cause the Trust to hire and terminate all officers, employees, agents, attorneys, accountants, advisers, and others as the Trustees may deem appropriate and to fix the compensation and other terms of employment or engagement of such parties.

       3. EFFECT OF FINAL DISTRIBUTION TO SHAREHOLDERS. The final distribution to or for the benefit of the Trust's Shareholders pursuant to
Section 2(iv) hereof shall complete redemption and cancellation of all of the outstanding Shares of the Trust.

       4. LOST SHAREHOLDERS. Distribution to Shareholders who cannot be located or found, will be held by the Distribution Agent solely for the benefit of, and for the ultimate distribution to, the Shareholder (but without interest thereon) as the sole equitable owner thereof, subject only to escheat laws or such other laws as may be applicable to unclaimed or abandoned funds or property. Upon receipt by the Distribution Agent of any distribution, all responsibilities and liabilities, if any, of the Trustees and the Trust regarding that particular distribution shall be satisfied and extinguished and in no event shall any such distribution revert to or become the property of the Trust.

       5. INDEMNIFICATION. The Trust is obligated to indemnify its Trustees, officers and employees, in accordance with the Declaration. If any claims arise during the winding-up and liquidation of the Trust, the Trust's obligation to indemnify such persons may be satisfied out of the assets of the Trust Estate prior to any or all distributions to Shareholders. The Trustees, in their absolute discretion, may obtain and maintain such insurance as may be necessary or appropriate to cover or supplement the Trust's obligations to the Trustees, officers and employees of the Trust.


       6. EXERCISE OF POWERS; LIABILITY. In each case where the Trustees are granted discretion or authority under this Plan or are permitted to take action, to make determinations, to "deem" a state of affairs to exist or otherwise to exercise their right and power, they may do so in their sole and unfettered discretion, subject, however, to the provisions of this Plan, the Declaration, the Trustees' Regulations and the laws of the Commonwealth of Massachusetts.

       7. ABANDONMENT OR AMENDMENT OF PLAN. The Trustees, by unanimous vote, may abandon this Plan and the transactions contemplated hereby. The Trustees may also amend or modify the Plan, by unanimous vote to the extent not prohibited by the Declaration or applicable law.

       8. AUTHORIZATION TO TRUSTEES AND OFFICERS. The Trustees are hereby authorized to do and perform, or to cause the officers or agents of the Trust, subject to approval of the Trustees, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Trustees, to implement this Plan and the transactions contemplated hereby, including without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind-up the Trust's affairs and terminate the Trust.

       9. TERMINATION OF TRUST. On the Termination Date, the Trustees shall execute and lodge among the records of the Trust an instrument in writing substantially in the form of Exhibit A, setting forth the fact of termination of the Trust, and, in accordance with Section 9.1.2 of the Declaration, the Trustees will thereupon be discharged from all further liabilities and duties with respect to the Trust and the rights and interests of the Shareholders will cease.

                                   EXHIBIT A

                         CERTIFICATION OF DISSOLUTION,
                     DISCHARGE OF TRUSTEES AND TERMINATION
                     OF SHAREHOLDERS' RIGHTS AND INTERESTS
                       IN BANYAN SHORT TERM INCOME TRUST


      The undersigned Trustees hereby certify as follows:

      WHEREAS, the Plan of Termination/Liquidation (the "Plan") for Banyan Short Term Income Trust (the "Trust") was unanimously approved by the Board of Trustees on October 26, 1995.

      WHEREAS, in accordance with the Plan, all assets of the Trust have been disposed of, all liabilities of the Trust have been provided for, all of the Trust's remaining assets have been distributed to the Shareholders or to the appropriate state authorities and all other actions required under the Plan have been taken except for execution of this certificate in the records of the Trust.

      WHEREAS, the Trust closed its record transfer books on _______________, 1995 and all transfers of the Trust's Shares ceased as of ___________________, 1995.

      NOW, THEREFORE, in accordance with the terms of the Plan, the Trust is hereby terminated, and, in accordance with Section 9.1.2 of the Trust's Declaration of Trust, the Trustees are hereby discharged from all further liabilities and duties and the rights and liabilities of all Shareholders shall cease effective this ____ day of _____ 199__.

      IN WITNESS HEREOF, the undersigned have executed this Certificate this ____ day of ___________, 199__.


                              BANYAN SHORT TERM INCOME TRUST



                              By:
                                    Norman M. Gold, Trustee


                              By:
                                    Gerald L. Nudo, Trustee


                              By:
                                    Marvin A. Sotoloff, Trustee



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